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Exhibit 10.1

UNITED STATIONERS INC.

Directors Grant Plan
(as amended through March 19, 2003)

1.
PURPOSE

        United Stationers Inc., a Delaware corporation (the "Company") by means of this Directors Grant Plan (the "Plan") desires to retain outstanding individuals who are not employees of the Company or its affiliates as directors of the Company and to provide additional incentives for such directors to achieve the objectives and promote the business success of the Company by providing to such individuals additional opportunities to acquire common shares of the Company ("Shares") through the settlement of deferred stock units ("Deferred Stock Units") and thereby provide such individuals with a greater proprietary interest in and closer identity with the Company and its financial success.

2.
ADMINISTRATION

        The Plan shall be administered by the Board of Directors or by such committee of the Board of Directors, as determined by the Board of Directors of the Company (the "Committee"). The Committee shall interpret the Plan and shall prescribe, amend and rescind rules and regulations relating thereto and make all other determinations necessary, advisable or desirable for the administration of the Plan. Any such action by the Committee shall be final and conclusive on all persons having any interest in the Deferred Stock Units or Shares to which such action relates. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

        The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

3.
SHARES

        The aggregate number of Shares which may be issued under this Plan for Deferred Stock Units shall not exceed 250,000 Shares, subject to adjustment pursuant to Section 6(c). Deferred Stock Units granted under the Plan may be settled in accordance with the terms of the Plan with either authorized and unissued shares of the common stock of the Company or issued shares of such common stock held in the Company's treasury.

4.
PARTICIPATION

        The "Participants" in the Plan will consist of directors of the Company who are not employees of the Company or any affiliate of the Company.

5.
DEFERRED STOCK UNITS

        At such times as determined by the Board of Directors of the Company (individually, "Grant Date"), each director of the Company who is not an employee of the Company or any affiliate of the Company may be granted each year up to 4,000 Deferred Stock Units as determined by the Board in its sole discretion. The award of any Deferred Stock Units may be subject to other provisions (whether or not applicable to the Deferred Stock Unit awarded to any other Participant) as the Committee, in its sole discretion determines appropriate, including, without limitation, restrictions on resale or other disposition and such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements.

6.
STOCK UNIT ACCOUNT AND ADJUSTMENT OF DEFERRED STOCK UNITS

a.
STOCK UNIT ACCOUNTS.    A Stock Unit Account will be established for each Participant. All Deferred Stock Units shall be credited to the Participant's Stock Unit Account. Any settlements or distributions pursuant to Section 8(b) shall be deducted from Participant's Stock Unit Account.

b.
CREDITING OF DIVIDEND EQUIVALENTS.    As of each dividend or other distribution payment date with respect to Shares, each Participant shall have credited to the Participant's Stock Unit Account a dollar amount equal to the amount of cash dividends or the fair market value (as determined in good faith by the Committee) of the property other than Shares that would have been paid or distributed on the number of Shares equal to the number of Deferred Stock Units credited to the Participant's Stock Unit Account as of the close of business on the record date for such dividend or distribution. Such dollar amount shall then be converted into a number of Deferred Stock Units equal to the number of whole and fractional Shares that could have been purchased at Fair Market Value on the dividend payment or distribution date with such dollar amount. In the case of any dividend declared on Shares which is payable in Shares, each Participant's Stock Unit Account shall be increased by the number of Deferred Stock Units equal to the product of (i) the number of Deferred Stock Units credited to the Participant's Stock Unit Account on the related dividend record date and (ii) the number of Shares (including any fraction thereof) distributable as a dividend on a Share. Deferred Stock Units which are credited to a Participant's Stock Unit Account pursuant to this Section 6.b. shall be subject to the same terms and conditions of the Plan and deferral elections of Deferred Stock Units applicable to the Participant's other Deferred Stock Units.

c.
CAPITAL ADJUSTMENTS.    If the Shares should, as a result of any stock split, other subdivision or combination of Shares, or any reclassification, recapitalization or otherwise, be increased or decreased, the number of outstanding Deferred Stock Units and the total number of Shares reserved for issuance under this Plan shall be adjusted as determined by the Committee to reflect such action. Any new Shares or other securities issued with respect to Shares shall be deemed Shares. In the event of any stock split, recapitalization, reorganization or other transaction affecting the capital structure of the Company, the Committee shall make such adjustments to the number of Deferred Stock Units credited to each Participant's Stock Unit Account as the Committee shall deem necessary or appropriate to prevent the dilution or enlargement of such Participant's rights.

d.
SALE OR REORGANIZATION.    Subject to Section 7, in the event the Company is merged or consolidated with another entity, or in the event the property or Shares of the Company are acquired by another entity, or in the event of a reorganization of the Company, or in the event of any extraordinary transaction ("Transaction"), the board of directors of any corporation or comparable governing body of any other type of entity, assuming the obligations of the Company hereunder or the Committee, as applicable, shall have the right to provide for the continuation of Deferred Stock Units granted under the Plan with respect to the Shares provided they remain publicly-traded or with respect to any publicly-traded equity securities into which the Shares are converted. If provision for such continuation of Deferred Stock Units after a Change of Control or other Transaction is not made, Participants shall receive either prior to such Change of Control or other Transaction the number of Shares equal to the Deferred Stock Units credited to their Stock Unit Account so they may participate in such Change of Control transaction or other Transaction in the same manner and to the same extent as stockholders with a number of Shares equal to the Participants' number of Deferred Stock Units or shall receive at the same time and in the same manner the same securities, cash, notes or other property or assets as if they were stockholders with a number of Shares equal to the number of Deferred Stock Units credited to their Stock Unit Account.

  e.
  FAIR MARKET VALUE.    Except as otherwise provided herein, "Fair Market Value" for a Share for a day shall be the closing price per Share on such day on the principal exchange on which Shares are listed or admitted to trading; if Shares are listed or admitted to trading on an exchange but such day is not a trading day, Fair Market Value shall be determined as of the last preceding trading day. If the preceding sentence is not applicable, Fair Market Value shall be determined in good faith by the Committee.

7.
CHANGE OF CONTROL

        For the purposes of this Plan, a Change of Control means:

  a.
  Any "Person" (having the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended ("1934 Act") and used in Sections 13(d) and 14(d) thereof, including a "group" within the meaning of Section 13(d)(3)) has or acquires "Beneficial Ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of 30% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors ("Voting Securities"); provided, however, that in determining whether a Change of Control has occurred, Voting Securities which are held or acquired by (i) the Company or any of its subsidiaries or (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any of its subsidiaries shall not constitute a Change of Control. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person acquired Beneficial Ownership of more than the permitted amount of Voting Securities as a result of the issuance of Voting Securities by the Company in exchange for assets (including equity interests) or funds with a fair value equal to the fair value of the Voting Securities so issued; provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the issuance of Voting Securities by the Company, and after such issuance of Voting Securities by the Company, such Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the Voting Securities Beneficially Owned by such Person to more than 50% of the Voting Securities of the Company, then a Change of Control shall occur.

  b.
  At any time during a period of two consecutive years, the individuals who at the beginning of such period constituted the Board (the "Incumbent Board") cease for any reason to constitute more than 50% of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of more than 50% of the directors then comprising the Incumbent Board, such new director shall, for purposes of this subsection b., be considered as though such person were a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of (i) either an actual "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board (a "Proxy Contest"), or (ii) by reason of any agreement intended to avoid or settle any actual or threatened Election Contest or Proxy Contest.

  c.
  Consummation of a merger, consolidation or reorganization or approval by the Company's stockholders of a liquidation or dissolution of the Company or the occurrence of a liquidation or dissolution of the Company ("Business Combination"), unless, following such Business Combination:

  (i)
  the Persons with Beneficial Ownership of the Company, immediately before such Business Combination, have Beneficial Ownership of more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation (or in the election of a comparable governing body of any other type of entity) resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Surviving Company") in substantially the same proportions as their

      Beneficial Ownership of the Voting Securities immediately before such Business Combination;

    (ii)
    the individuals who were members of the Incumbent Board immediately prior to the execution of the initial agreement providing for such Business Combination constitute more than 50% of the members of the board of directors (or comparable governing body of a noncorporate entity) of the Surviving Company; and

    (iii)
    no Person (other than the Company, any of its subsidiaries or any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any Person who immediately prior to such Business Combination had Beneficial Ownership of 30% or more of the then Voting Securities) has Beneficial Ownership of 30% or more of the then combined voting power of the Surviving Company's then outstanding voting securities. Notwithstanding this subsection (iii), a Change of Control shall not be deemed to occur solely because any Person acquired Beneficial Ownership of more than 30% of Voting Securities as a result of the issuance of Voting Securities by the Company in exchange for assets (including equity interests) or funds with a fair value equal to the fair value of the Voting Securities so issued.

  d.
  Approval by the Company's stockholders of an agreement for the assignment, sale, conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Company to any Person (other than a subsidiary of the Company or other entity, the Persons with Beneficial Ownership of which are the same Persons with Beneficial Ownership of the Company and such Beneficial Ownership is in substantially the same proportions), or the occurrence of the same.

        Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person acquired Beneficial Ownership of more than the permitted amount of Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such acquisition of Voting Securities by the Company, such Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the Voting Securities Beneficially Owned by such Person, then a Change of Control shall occur.

8.
SETTLEMENT OF DEFERRED STOCK UNITS

a.
TIMING OF PAYMENT.

(i)
Normal Distribution.    Except as otherwise provided by a deferral election in accordance with Section 8.a.(iii) or earlier settlement in connection with a Change of Control as set forth in Section 8.a.(ii), a Participant (or the Participant's beneficiary or guardian, as applicable) shall receive or begin receiving a distribution of the Participant's vested Deferred Stock Units in the Participant's Stock Unit Account in the manner described in Section 8(b) either on or as soon as administratively feasible after the earliest of (i) the fifth anniversary of the grant of the Deferred Stock Units, (ii) the Participant's death, or (iii) the Participant's Disability.

(ii)
Change of Control.    A Participant (or the Participant's beneficiary or guardian, as applicable) shall receive a distribution of the Participant's Deferred Stock Units in the Participant's Stock Unit Account in the manner described in Section 8(b) immediately prior to a Change of Control.

(iii)
Deferral.    Notwithstanding Section 8.a.(i) or 8.a.(ii), a Participant may deliver an election to defer the distribution or commencement of distribution to the Treasurer of the Company or his or her designee at least one year before the fifth anniversary of the grant of the Deferred Stock Units. If the Participant has made such an election to defer payment in accordance with this Section 8.a.(iii), the Participant shall receive or begin receiving a distribution of the Participant's vested Deferred Stock Units in the Participant's Stock Unit Account on or as soon as administratively feasible following the date or dates to which the Participant elected to defer payment. Notwithstanding the foregoing, all deferral elections made by a Participant shall be revoked immediately prior to a Transaction described in the second sentence of Section 6.d., a Change of Control or the Participant's Disability or death unless the Participant's deferral election specifically states otherwise.

    (iv)
    Committee Authority.    Notwithstanding anything herein to the contrary, the Committee may in its sole discretion at any time (including without limitation, upon a Participant's failure to be reelected as a director or a Participant's resignation as a director) accelerate settlement and payment of Deferred Stock Units.

  b.
  PAYMENT.    The Participant's Stock Unit Account will be settled by delivering to the Participant the number of Shares equal to the number of whole Deferred Stock Units then credited to the Participant's Stock Unit Account, in either a lump sum or any installment or other method elected in accordance with Section 8.a.(iii). Any fractional Deferred Stock Unit credited to a Participant's Stock Unit Account at the time of a distribution shall be paid in cash at the time of such distribution.

  c.
  PAYMENT UPON DEATH OF A PARTICIPANT.    If a Participant dies before the entire balance of the Participant's Deferred Stock Unit Account has been distributed, the balance of the Participant's Deferred Stock Unit Account shall be paid to the beneficiary designated by the Participant or if no beneficiary has been designated, to the Participant's estate or beneficiary deemed appropriate by the Committee.

  d.
  CONTINUATION OF DIVIDEND EQUIVALENTS AND OTHER ADJUSTMENTS.    If payment of Deferred Stock Units is deferred pursuant to Section 8.a.(iii), the Participant's Stock Unit Account shall continue to be credited with dividend equivalents and be subject to other adjustment as provided in Section 6 until the entire balance of the Participant's Stock Unit Account has been distributed.

9.
LIMITATIONS ON TRANSFERABILITY

        No Deferred Stock Unit granted to a Participant shall be transferable by the Participant except by will or by the laws of descent and distribution.

10.
LEGAL AND OTHER REQUIREMENTS

        Each Deferred Stock Unit granted under this Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares issuable or transferable upon the settlement of the Deferred Stock Unit upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with the granting of such Deferred Stock Unit, or the issuance or transfer of Shares thereunder, such Deferred Stock Unit may not be settled in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Company shall not be obligated to sell or issue any Shares in any manner in contravention of the Securities Act of 1933, as amended ("Securities Act"), or any state securities law. No adjustment with respect to any Shares with respect to which Deferred Stock Units have been granted other than pursuant to Section 6 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

        If a registration statement under the Securities Act with respect to Shares issuable upon settlement of Deferred Stock Units, is not in effect at the time such Deferred Stock Units are settled, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such common stock to the Participant whose Deferred Stock Units are being settled, such

Participant must deliver to the Secretary of the Company a written statement (i) representing and warranting that such Shares are being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging and confirming that such Shares may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agreeing that the certificates representing such Shares shall bear a legend to the effect of the foregoing.

11.
WITHHOLDING TAXES

        To the extent required by law, the Company shall comply with the obligations imposed on the Company under applicable tax withholding laws, if any, with respect to Deferred Stock Units granted hereunder, Shares transferred upon settlement thereof, and the disposition of such Shares thereafter, and shall be entitled to do any act or thing to effectuate any such required compliance, including, without limitation, withholding from amounts payable by the Company to a Participant and making demand on a Participant for the amounts required to be withheld.

12.
EFFECT ON DIRECTOR AND STOCKHOLDER STATUS

        Neither the adoption of this Plan nor the grant of any Deferred Stock Units, nor ownership Deferred Stock Units or Shares shall be deemed or construed to obligate the Company to continue the appointment or engagement of any Participant as a director or otherwise for any particular period. The Deferred Stock Units and the Shares acquired pursuant to the settlement of such Deferred Stock Units are a matter of separate inducement and are not in lieu of any compensation for services. No Deferred Stock Unit confers upon any Participant any rights as a stockholder of the Company prior to the date on which the Participant fulfills all conditions for receipt of such rights.

13.
INDEMNIFICATION OF COMMITTEE

        No member or agent of the Committee shall be personally liable for any action, determination or interpretation made with respect to the Plan and each member of the Committee shall be indemnified by the Company to the fullest extent permitted by Delaware law and the governing instruments of the Company.

14.
AMENDMENT OR TERMINATION OF PLAN

        The Committee may amend or terminate this Plan at any time, but no such action shall reduce the number of Shares subject to the then outstanding Deferred Stock Units granted to any Participant or adversely to the Participant change the terms and conditions of outstanding Deferred Stock Units without the Participant's consent (or if the Participant is not alive, the consent of the affected beneficiary of the Participant); provided that adjustments pursuant to Section 6 shall not be subject to the foregoing limitations of this Section 14. Without limitation on the foregoing, this Plan may be terminated prior to any Grant Date and no Deferred Stock Units shall be granted on such Grant Date or any subsequent Grant Date.

15.
EFFECTIVE DATE

        The Plan became effective as of March 28, 2001.

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  Exhibit 10.1
UNITED STATIONERS INC.
Directors Grant Plan (as amended through March 19, 2003)